RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2026

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, and headquartered in Bermuda, RenaissanceRe has offices across North America, Europe, and the Asia-Pacific region.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained total investments,” “retained total investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry and government initiatives and regulatory matters affecting the (re)insurance industries. The inclusion of forward-looking statements in this report should not be considered as a representation by the Company that its current objectives or plans will be achieved. Numerous factors could cause the Company’s actual results to differ materially from those addressed by the forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts globally; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its operating subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(161,384)	$907,667	$777,385	$1,895,321
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$512,559	$733,717	$1,650,857	$1,258,546

Underwriting income
Gross premiums written	$2,104,008	$2,323,626	$8,577,305	$9,900,309
Net premiums written	1,665,477	2,057,802	6,620,733	8,271,601
Net premiums earned	2,101,076	2,433,805	6,484,211	7,566,740
Underwriting income (loss)	426,091	770,189	1,613,966	601,280

Net claims and claim expense ratio:
Current accident year	61.6%	51.7%	55.2%	72.8%
Prior accident years	(12.7)%	(15.6)%	(9.7)%	(11.2)%
Calendar year	48.9%	36.1%	45.5%	61.6%

Acquisition expense ratio	25.8%	27.2%	25.1%	25.9%
Operating expense ratio	5.0%	5.1%	4.5%	4.6%
Combined ratio	79.7%	68.4%	75.1%	92.1%
Adjusted combined ratio (1)	78.6%	66.6%	74.1%	90.1%

Fee income
Management fee income	$48,405	$53,014	$144,470	$155,482
Performance fee income	33,336	48,796	114,424	71,742
Total fee income	$81,741	$101,810	$258,894	$227,224

Investment results - managed
Net investment income	$440,853	$438,354	$1,293,844	$1,256,815
Equity in earnings (losses) of other ventures (2)	28,539	12,551	66,853	50,712
Net realized and unrealized gains (losses) on investments	(879,843)	311,890	(1,180,128)	994,550
Total investment result (2)	$(410,451)	$762,795	$180,569	$2,302,077

Investment results - retained (1)
Net investment income	$315,338	$304,617	$933,824	$869,795
Equity in earnings (losses) of other ventures (2)	28,539	12,551	66,853	50,712
Net realized and unrealized gains (losses) on investments	(762,875)	257,560	(966,098)	928,894
Total investment result (2)	$(418,998)	$574,728	$34,579	$1,849,401
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(4.02)	$19.47	$18.47	$39.60
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(4.02)	$19.40	$18.39	$39.46
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$12.71	$15.62	$39.41	$25.99

Average shares outstanding - basic	40,284	45,845	41,366	47,106
Average shares outstanding - diluted	40,284	46,005	41,547	47,268

Return on average common equity - annualized	(6.0)%	34.9%	9.6%	25.1%
Operating return on average common equity - annualized (1)	18.9%	28.2%	20.3%	16.7%

	September 30, 2026	December 31, 2025
Book value per common share	$259.61	$247.00
Tangible book value per common share (1)	$242.51	$230.10
Tangible book value per common share plus accumulated dividends (1)	$273.42	$259.78

Year to date change in book value per common share plus change in accumulated dividends	5.6%	27.0%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	5.9%	30.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues
Gross premiums written	$2,104,008	$2,323,626	$8,577,305	$9,900,309
Net premiums written	$1,665,477	$2,057,802	$6,620,733	$8,271,601
Decrease (increase) in unearned premiums	435,599	376,003	(136,522)	(704,861)
Net premiums earned	2,101,076	2,433,805	6,484,211	7,566,740
Net investment income	440,853	438,354	1,293,844	1,256,815
Net foreign exchange gains (losses)	831	877	(15,533)	2,209
Equity in earnings (losses) of other ventures	28,539	12,551	66,853	50,712
Other income (loss)	14	705	5,740	4,243
Net realized and unrealized gains (losses) on investments	(879,843)	311,890	(1,180,128)	994,550
Total revenues	1,691,470	3,198,182	6,654,987	9,875,269
Expenses
Net claims and claim expenses incurred	1,026,492	878,820	2,952,841	4,664,701
Acquisition expenses	542,893	659,723	1,628,022	1,949,763
Operational expenses	105,600	125,073	289,382	350,996
Corporate expenses	16,685	23,414	54,826	70,005
Interest expense	31,794	30,582	95,358	89,461
Total expenses	1,723,464	1,717,612	5,020,429	7,124,926
Income (loss) before taxes	(31,994)	1,480,570	1,634,558	2,750,343
Income tax benefit (expense)	30,153	(148,860)	(142,231)	(280,204)
Net income (loss)	(1,841)	1,331,710	1,492,327	2,470,139
Net (income) loss attributable to redeemable noncontrolling interests	(150,700)	(415,200)	(688,411)	(548,287)
Net income (loss) attributable to RenaissanceRe	(152,541)	916,510	803,916	1,921,852
Dividends on preference shares	(8,843)	(8,843)	(26,531)	(26,531)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(161,384)	$907,667	$777,385	$1,895,321

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2026	December 31, 2025
Assets
Fixed maturity investments trading, at fair value – amortized cost $25,997,879 at September 30, 2026 (December 31, 2025 – $24,658,351)	$25,203,247	$24,884,323
Short term investments, at fair value – amortized cost $4,010,180 at September 30, 2026 (December 31, 2025 – $4,760,027)	4,009,923	4,759,811
Equity investments, at fair value	1,767,229	1,732,990
Other investments, at fair value	5,047,962	4,574,214
Investments in other ventures, under equity method	162,677	121,871
Total investments	36,191,038	36,073,209
Cash and cash equivalents	1,098,282	1,731,181
Premiums receivable	7,534,224	7,252,454
Prepaid reinsurance premiums	1,446,607	993,781
Reinsurance recoverable	3,828,262	3,899,913
Accrued investment income	242,834	233,688
Deferred acquisition costs and value of business acquired	1,687,757	1,538,540
Deferred tax asset	728,227	701,927
Receivable for investments sold	1,034,240	414,523
Other assets	452,618	328,087
Goodwill and other intangible assets	587,107	633,087
Total assets	$54,831,196	$53,800,390
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,294,195	$22,302,345
Unearned premiums	6,619,452	6,028,174
Debt	2,331,768	2,329,201
Reinsurance balances payable	2,730,064	2,540,518
Payable for investments purchased	1,406,784	533,101
Other liabilities	662,632	856,302
Total liabilities	36,044,895	34,589,641
Redeemable noncontrolling interests	7,433,760	7,602,092
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at September 30, 2026 (December 31, 2025 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 40,841,495 shares issued and outstanding at September 30, 2026 (December 31, 2025 – 43,961,539)	40,841	43,962
Additional paid-in capital	—	—
Accumulated other comprehensive income (loss)	(13,349)	(12,626)
Retained earnings	10,575,049	10,827,321
Total shareholders’ equity attributable to RenaissanceRe	11,352,541	11,608,657
Total liabilities, noncontrolling interests and shareholders’ equity	$54,831,196	$53,800,390

Book value per common share	$259.61	$247.00

4

Underwriting and Reserves
Reportable Segments Underwriting Results

	Three months ended September 30, 2026			Three months ended September 30, 2025
	Total Underwriting Portfolio	Reportable Segments		Total Underwriting Portfolio	Reportable Segments
		Property	Casualty and Specialty		Property	Casualty and Specialty
Gross premiums written	$2,104,008	$628,750	$1,475,258	$2,323,626	$733,274	$1,590,352
Net premiums written	$1,665,477	$580,989	$1,084,488	$2,057,802	$694,125	$1,363,677
Net premiums earned	$2,101,076	$829,762	$1,271,314	$2,433,805	$936,933	$1,496,872
Net claims and claim expenses incurred	1,026,492	34,268	992,224	878,820	(133,504)	1,012,324
Acquisition expenses	542,893	158,814	384,079	659,723	192,347	467,376
Operational expenses	105,600	76,057	29,543	125,073	86,579	38,494
Underwriting income (loss)	$426,091	$560,623	$(134,532)	$770,189	$791,511	$(21,322)

Net claims and claim expenses incurred:
Current accident year	$1,293,637	$299,300	$994,337	$1,258,871	$250,169	$1,008,702
Prior accident years	(267,145)	(265,032)	(2,113)	(380,051)	(383,673)	3,622
Total	$1,026,492	$34,268	$992,224	$878,820	$(133,504)	$1,012,324

Net claims and claim expense ratio:
Current accident year	61.6%	36.1%	78.2%	51.7%	26.7%	67.4%
Prior accident years	(12.7)%	(32.0)%	(0.2)%	(15.6)%	(40.9)%	0.2%
Calendar year	48.9%	4.1%	78.0%	36.1%	(14.2)%	67.6%
Acquisition expense ratio	25.8%	19.1%	30.3%	27.2%	20.5%	31.2%
Operating expense ratio	5.0%	9.2%	2.3%	5.1%	9.2%	2.6%
Combined ratio	79.7%	32.4%	110.6%	68.4%	15.5%	101.4%
Adjusted combined ratio (1)	78.6%	31.3%	109.5%	66.6%	14.2%	99.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Reportable Segments Underwriting Results

	Nine months ended September 30, 2026			Nine months ended September 30, 2025
	Total Underwriting Portfolio	Reportable Segments		Total Underwriting Portfolio	Reportable Segments
		Property	Casualty and Specialty		Property	Casualty and Specialty
Gross premiums written	$8,577,305	$3,887,855	$4,689,450	$9,900,309	$4,596,042	$5,304,267
Net premiums written	$6,620,733	$3,039,606	$3,581,127	$8,271,601	$3,710,676	$4,560,925
Net premiums earned	$6,484,211	$2,612,111	$3,872,100	$7,566,740	$3,052,893	$4,513,847
Net claims and claim expenses incurred	2,952,841	111,297	2,841,544	4,664,701	1,481,823	3,182,878
Acquisition expenses	1,628,022	491,281	1,136,741	1,949,763	534,192	1,415,571
Operational expenses	289,382	212,372	77,010	350,996	222,414	128,582
Underwriting income (loss)	$1,613,966	$1,797,161	$(183,195)	$601,280	$814,464	$(213,184)

Net claims and claim expenses incurred:
Current accident year	$3,581,426	$794,542	$2,786,884	$5,510,336	$2,319,130	$3,191,206
Prior accident years	(628,585)	(683,245)	54,660	(845,635)	(837,307)	(8,328)
Total	$2,952,841	$111,297	$2,841,544	$4,664,701	$1,481,823	$3,182,878

Net claims and claim expense ratio:
Current accident year	55.2%	30.4%	72.0%	72.8%	76.0%	70.7%
Prior accident years	(9.7)%	(26.1)%	1.4%	(11.2)%	(27.5)%	(0.2)%
Calendar year	45.5%	4.3%	73.4%	61.6%	48.5%	70.5%
Acquisition expense ratio	25.1%	18.8%	29.3%	25.9%	17.5%	31.4%
Operating expense ratio	4.5%	8.1%	2.0%	4.6%	7.3%	2.8%
Combined ratio	75.1%	31.2%	104.7%	92.1%	73.3%	104.7%
Adjusted combined ratio (1)	74.1%	30.1%	103.7%	90.1%	71.8%	102.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Total Underwriting Portfolio Results - Five Quarter Trend

	Total Underwriting Portfolio
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Gross premiums written	$2,104,008	$2,994,424	$3,478,873	$1,838,111	$2,323,626
Net premiums written	$1,665,477	$2,276,960	$2,678,296	$1,598,599	$2,057,802
Net premiums earned	$2,101,076	$2,199,521	$2,183,614	$2,334,442	$2,433,805
Net claims and claim expenses incurred	1,026,492	942,378	983,971	951,138	878,820
Acquisition expenses	542,893	563,279	521,850	601,060	659,723
Operational expenses	105,600	94,747	89,035	113,481	125,073
Underwriting income (loss)	$426,091	$599,117	$588,758	$668,763	$770,189

Net claims and claim expenses incurred:
Current accident year	$1,293,637	$1,141,803	$1,145,986	$1,196,436	$1,258,871
Prior accident years	(267,145)	(199,425)	(162,015)	(245,298)	(380,051)
Total	$1,026,492	$942,378	$983,971	$951,138	$878,820

Net claims and claim expense ratio:
Current accident year	61.6%	51.9%	52.5%	51.3%	51.7%
Prior accident years	(12.7)%	(9.1)%	(7.4)%	(10.6)%	(15.6)%
Calendar year	48.9%	42.8%	45.1%	40.7%	36.1%
Acquisition expense ratio	25.8%	25.7%	23.8%	25.8%	27.2%
Operating expense ratio	5.0%	4.3%	4.1%	4.9%	5.1%
Combined ratio	79.7%	72.8%	73.0%	71.4%	68.4%
Adjusted combined ratio (1)	78.6%	71.7%	72.0%	70.0%	66.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Segment Underwriting Results - Five Quarter Trend

	Property
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Gross premiums written	$628,750	$1,551,685	$1,707,420	$346,099	$733,274
Net premiums written	$580,989	$1,203,424	$1,255,193	$333,320	$694,125
Net premiums earned	$829,762	$881,611	$900,738	$918,776	$936,933
Net claims and claim expenses incurred	34,268	(7,079)	84,108	(55,808)	(133,504)
Acquisition expenses	158,814	175,436	157,031	180,660	192,347
Operational expenses	76,057	70,579	65,736	75,067	86,579
Underwriting income (loss)	$560,623	$642,675	$593,863	$718,857	$791,511

Net claims and claim expenses incurred:
Current accident year	$299,300	$250,393	$244,849	$196,081	$250,169
Prior accident years	(265,032)	(257,472)	(160,741)	(251,889)	(383,673)
Total	$34,268	$(7,079)	$84,108	$(55,808)	$(133,504)

Net claims and claim expense ratio:
Current accident year	36.1%	28.4%	27.2%	21.3%	26.7%
Prior accident years	(32.0)%	(29.2)%	(17.9)%	(27.4)%	(40.9)%
Calendar year	4.1%	(0.8)%	9.3%	(6.1)%	(14.2)%
Acquisition expense ratio	19.1%	19.9%	17.5%	19.7%	20.5%
Operating expense ratio	9.2%	8.0%	7.3%	8.2%	9.2%
Combined ratio	32.4%	27.1%	34.1%	21.8%	15.5%
Adjusted combined ratio (1)	31.3%	26.0%	33.0%	20.4%	14.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Segment Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Gross premiums written	$1,475,258	$1,442,739	$1,771,453	$1,492,012	$1,590,352
Net premiums written	$1,084,488	$1,073,536	$1,423,103	$1,265,279	$1,363,677
Net premiums earned	$1,271,314	$1,317,910	$1,282,876	$1,415,666	$1,496,872
Net claims and claim expenses incurred	992,224	949,457	899,863	1,006,946	1,012,324
Acquisition expenses	384,079	387,843	364,819	420,400	467,376
Operational expenses	29,543	24,168	23,299	38,414	38,494
Underwriting income (loss)	$(134,532)	$(43,558)	$(5,105)	$(50,094)	$(21,322)

Net claims and claim expenses incurred:
Current accident year	$994,337	$891,410	$901,137	$1,000,355	$1,008,702
Prior accident years	(2,113)	58,047	(1,274)	6,591	3,622
Total	$992,224	$949,457	$899,863	$1,006,946	$1,012,324

Net claims and claim expense ratio:
Current accident year	78.2%	67.6%	70.2%	70.7%	67.4%
Prior accident years	(0.2)%	4.4%	(0.1)%	0.4%	0.2%
Calendar year	78.0%	72.0%	70.1%	71.1%	67.6%
Acquisition expense ratio	30.3%	29.5%	28.5%	29.7%	31.2%
Operating expense ratio	2.3%	1.8%	1.8%	2.7%	2.6%
Combined ratio	110.6%	103.3%	100.4%	103.5%	101.4%
Adjusted combined ratio (1)	109.5%	102.3%	99.4%	102.3%	99.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2026			Three months ended September 30, 2025
	Total Property	Catastrophe	Other Property	Total Property	Catastrophe	Other Property
Gross premiums written	$628,750	$231,076	$397,674	$733,274	$288,406	$444,868
Net premiums written	$580,989	$200,969	$380,020	$694,125	$256,077	$438,048
Net premiums earned	$829,762	$489,025	$340,737	$936,933	$541,637	$395,296
Net claims and claim expenses incurred	34,268	(70,280)	104,548	(133,504)	(183,652)	50,148
Acquisition expenses	158,814	55,896	102,918	192,347	76,640	115,707
Operational expenses	76,057	63,570	12,487	86,579	74,709	11,870
Underwriting income (loss)	$560,623	$439,839	$120,784	$791,511	$573,940	$217,571

Net claims and claim expenses incurred:
Current accident year	$299,300	$107,893	$191,407	$250,169	$53,185	$196,984
Prior accident years	(265,032)	(178,173)	(86,859)	(383,673)	(236,837)	(146,836)
Total	$34,268	$(70,280)	$104,548	$(133,504)	$(183,652)	$50,148

Net claims and claim expense ratio:
Current accident year	36.1%	22.1%	56.2%	26.7%	9.8%	49.8%
Prior accident years	(32.0)%	(36.5)%	(25.5)%	(40.9)%	(43.7)%	(37.1)%
Calendar year	4.1%	(14.4)%	30.7%	(14.2)%	(33.9)%	12.7%
Acquisition expense ratio	19.1%	11.5%	30.2%	20.5%	14.1%	29.3%
Operating expense ratio	9.2%	13.0%	3.7%	9.2%	13.8%	3.0%
Combined ratio	32.4%	10.1%	64.6%	15.5%	(6.0)%	45.0%
Adjusted combined ratio (1)	31.3%	8.6%	63.9%	14.2%	(7.6)%	44.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Nine months ended September 30, 2026			Nine months ended September 30, 2025
	Total Property	Catastrophe	Other Property	Total Property	Catastrophe	Other Property
Gross premiums written	$3,887,855	$2,658,113	$1,229,742	$4,596,042	$3,317,728	$1,278,314
Net premiums written	$3,039,606	$2,027,368	$1,012,238	$3,710,676	$2,647,605	$1,063,071
Net premiums earned	$2,612,111	$1,578,080	$1,034,031	$3,052,893	$1,978,731	$1,074,162
Net claims and claim expenses incurred	111,297	(146,764)	258,061	1,481,823	1,207,100	274,723
Acquisition expenses	491,281	185,076	306,205	534,192	225,453	308,739
Operational expenses	212,372	179,124	33,248	222,414	185,722	36,692
Underwriting income (loss)	$1,797,161	$1,360,644	$436,517	$814,464	$360,456	$454,008

Net claims and claim expenses incurred:
Current accident year	$794,542	$226,783	$567,759	$2,319,130	$1,642,785	$676,345
Prior accident years	(683,245)	(373,547)	(309,698)	(837,307)	(435,685)	(401,622)
Total	$111,297	$(146,764)	$258,061	$1,481,823	$1,207,100	$274,723

Net claims and claim expense ratio:
Current accident year	30.4%	14.4%	54.9%	76.0%	83.0%	63.0%
Prior accident years	(26.1)%	(23.7)%	(29.9)%	(27.5)%	(22.0)%	(37.4)%
Calendar year	4.3%	(9.3)%	25.0%	48.5%	61.0%	25.6%
Acquisition expense ratio	18.8%	11.7%	29.6%	17.5%	11.4%	28.7%
Operating expense ratio	8.1%	11.4%	3.2%	7.3%	9.4%	3.4%
Combined ratio	31.2%	13.8%	57.8%	73.3%	81.8%	57.7%
Adjusted combined ratio (1)	30.1%	12.5%	57.1%	71.8%	80.1%	56.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2026	September 30, 2025			September 30, 2026	September 30, 2025
Property Segment
Catastrophe	$259,019	$338,525	$(79,506)	(23.5)%	$2,709,372	$3,019,444	$(310,072)	(10.3)%
Catastrophe - gross reinstatement premiums	(27,943)	(50,119)	22,176	(44.2)%	(51,259)	298,284	(349,543)	(117.2)%
Total catastrophe gross premiums written	231,076	288,406	(57,330)	(19.9)%	2,658,113	3,317,728	(659,615)	(19.9)%
Other property	386,471	444,234	(57,763)	(13.0)%	1,216,031	1,274,146	(58,115)	(4.6)%
Other property - gross reinstatement premiums	11,203	634	10,569	1667.0%	13,711	4,168	9,543	229.0%
Total other property gross premiums written	397,674	444,868	(47,194)	(10.6)%	1,229,742	1,278,314	(48,572)	(3.8)%
Property segment gross premiums written	$628,750	$733,274	$(104,524)	(14.3)%	$3,887,855	$4,596,042	$(708,187)	(15.4)%

Casualty and Specialty Segment
General casualty (1)	$388,825	$483,888	$(95,063)	(19.6)%	$1,313,760	$1,677,415	$(363,655)	(21.7)%
Professional liability (2)	260,369	294,918	(34,549)	(11.7)%	820,170	798,259	21,911	2.7%
Credit (3)	266,924	253,713	13,211	5.2%	842,636	922,006	(79,370)	(8.6)%
Other specialty (4)	559,140	557,833	1,307	0.2%	1,712,884	1,906,587	(193,703)	(10.2)%
Casualty and Specialty segment gross premiums written	$1,475,258	$1,590,352	$(115,094)	(7.2)%	$4,689,450	$5,304,267	$(614,817)	(11.6)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2026	September 30, 2025			September 30, 2026	September 30, 2025
Property Segment
Catastrophe	$225,654	$292,921	$(67,267)	(23.0)%	$2,071,650	$2,336,901	$(265,251)	(11.4)%
Catastrophe - net reinstatement premiums	(24,685)	(36,844)	12,159	(33.0)%	(44,282)	310,704	(354,986)	(114.3)%
Total catastrophe net premiums written	200,969	256,077	(55,108)	(21.5)%	2,027,368	2,647,605	(620,237)	(23.4)%
Other property	369,136	436,679	(67,543)	(15.5)%	997,407	1,057,029	(59,622)	(5.6)%
Other property - net reinstatement premiums	10,884	1,369	9,515	695.0%	14,831	6,042	8,789	145.5%
Total other property net premiums written	380,020	438,048	(58,028)	(13.2)%	1,012,238	1,063,071	(50,833)	(4.8)%
Property segment net premiums written	$580,989	$694,125	$(113,136)	(16.3)%	$3,039,606	$3,710,676	$(671,070)	(18.1)%

Casualty and Specialty Segment
General casualty (1)	$280,723	$460,528	$(179,805)	(39.0)%	$1,031,231	$1,581,325	$(550,094)	(34.8)%
Professional liability (2)	182,312	273,721	(91,409)	(33.4)%	619,635	741,421	(121,786)	(16.4)%
Credit (3)	194,483	198,623	(4,140)	(2.1)%	652,656	748,798	(96,142)	(12.8)%
Other specialty (4)	426,970	430,805	(3,835)	(0.9)%	1,277,605	1,489,381	(211,776)	(14.2)%
Casualty and Specialty segment net premiums written	$1,084,488	$1,363,677	$(279,189)	(20.5)%	$3,581,127	$4,560,925	$(979,798)	(21.5)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2026	September 30, 2025			September 30, 2026	September 30, 2025
Property Segment
Catastrophe	$513,710	$578,481	$(64,771)	(11.2)%	$1,622,362	$1,668,027	$(45,665)	(2.7)%
Catastrophe - net reinstatement premiums	(24,685)	(36,844)	12,159	(33.0)%	(44,282)	310,704	(354,986)	(114.3)%
Total catastrophe net premiums earned	489,025	541,637	(52,612)	(9.7)%	1,578,080	1,978,731	(400,651)	(20.2)%
Other property	329,853	393,927	(64,074)	(16.3)%	1,019,200	1,068,120	(48,920)	(4.6)%
Other property - net reinstatement premiums	10,884	1,369	9,515	695.0%	14,831	6,042	8,789	145.5%
Total other property net premiums earned	340,737	395,296	(54,559)	(13.8)%	1,034,031	1,074,162	(40,131)	(3.7)%
Property segment net premiums earned	$829,762	$936,933	$(107,171)	(11.4)%	$2,612,111	$3,052,893	$(440,782)	(14.4)%

Casualty and Specialty Segment
General casualty (1)	$373,914	$529,410	$(155,496)	(29.4)%	$1,230,708	$1,688,889	$(458,181)	(27.1)%
Professional liability (2)	235,174	300,764	(65,590)	(21.8)%	750,015	778,300	(28,285)	(3.6)%
Credit (3)	209,852	211,159	(1,307)	(0.6)%	613,072	651,257	(38,185)	(5.9)%
Other specialty (4)	452,374	455,539	(3,165)	(0.7)%	1,278,305	1,395,401	(117,096)	(8.4)%
Casualty and Specialty segment net premiums earned	$1,271,314	$1,496,872	$(225,558)	(15.1)%	$3,872,100	$4,513,847	$(641,747)	(14.2)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2026
Property	$1,578,831	$1,216,667	$1,851,913	$4,647,411
Casualty and Specialty	3,800,390	341,878	13,504,516	17,646,784
Total	$5,379,221	$1,558,545	$15,356,429	$22,294,195

December 31, 2025
Property	$1,797,427	$1,679,848	$2,208,709	$5,685,984
Casualty and Specialty	3,393,451	327,941	12,894,969	16,616,361
Total	$5,190,878	$2,007,789	$15,103,678	$22,302,345

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2026			Three months ended September 30, 2025
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,269,134	$3,863,486	$18,405,648	$22,913,763	$4,300,973	$18,612,790
Incurred claims and claim expenses
Current year	1,585,623	291,986	1,293,637	1,387,603	128,732	1,258,871
Prior years	(316,291)	(49,146)	(267,145)	(445,044)	(64,993)	(380,051)
Total incurred claims and claim expenses	1,269,332	242,840	1,026,492	942,559	63,739	878,820
Paid claims and claim expenses
Current year	116,453	24,046	92,407	166,093	81,355	84,738
Prior years	1,119,248	247,482	871,766	959,462	184,983	774,479
Total paid claims and claim expenses	1,235,701	271,528	964,173	1,125,555	266,338	859,217
Foreign exchange and other (1)	(8,570)	(6,536)	(2,034)	(17,907)	(13,281)	(4,626)
Reserve for claims and claim expenses, end of period	$22,294,195	$3,828,262	$18,465,933	$22,712,860	$4,085,093	$18,627,767

	Nine months ended September 30, 2026			Nine months ended September 30, 2025
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,302,345	$3,899,913	$18,402,432	$21,303,491	$4,481,390	$16,822,101
Incurred claims and claim expenses
Current year	4,190,856	609,430	3,581,426	6,298,027	787,691	5,510,336
Prior years	(642,380)	(13,795)	(628,585)	(1,183,518)	(337,883)	(845,635)
Total incurred claims and claim expenses	3,548,476	595,635	2,952,841	5,114,509	449,808	4,664,701
Paid claims and claim expenses
Current year	247,131	44,259	202,872	917,415	154,320	763,095
Prior years	3,250,185	594,125	2,656,060	3,060,781	687,598	2,373,183
Total paid claims and claim expenses	3,497,316	638,384	2,858,932	3,978,196	841,918	3,136,278
Foreign exchange and other (1)	(59,310)	(28,902)	(30,408)	273,056	(4,187)	277,243
Reserve for claims and claim expenses, end of period	$22,294,195	$3,828,262	$18,465,933	$22,712,860	$4,085,093	$18,627,767
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Funds
Fee Income
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Management fee income	$48,405	$53,014	$144,470	$155,482
Performance fee income (loss) (1)	33,336	48,796	114,424	71,742
Total fee income	$81,741	$101,810	$258,894	$227,224
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$56,552	$88,689	$188,113	$162,212
Underwriting income (loss) (1)	25,189	13,121	70,781	65,012
Total fee income	$81,741	$101,810	$258,894	$227,224
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Funds
Fee Income - Five Quarter Trend
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Management fee income	$48,405	$48,138	$47,927	$52,002	$53,014
Performance fee income (loss) (1)	33,336	34,889	46,199	49,626	48,796
Total fee income	$81,741	$83,027	$94,126	$101,628	$101,810
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$56,552	$59,390	$72,171	$87,877	$88,689
Underwriting income (loss) (1)	25,189	23,637	21,955	13,751	13,121
Total fee income	$81,741	$83,027	$94,126	$101,628	$101,810
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Funds
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), Vermeer Reinsurance Ltd. (“Vermeer”), RenaissanceRe Medici Fund Ltd. (“Medici”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures and Funds”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures and Funds attributable to third-party investors in these Consolidated Managed Joint Ventures and Funds. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures and Funds included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures and Funds.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Redeemable noncontrolling interest - DaVinci (1)	$(75,569)	$(243,464)	$(437,586)	$(349,476)
Redeemable noncontrolling interest - Vermeer	(51,434)	(70,981)	(167,916)	(21,326)
Redeemable noncontrolling interest - Medici	(67,021)	(79,573)	(113,141)	(133,729)
Redeemable noncontrolling interest - Fontana	43,324	(21,182)	30,232	(43,756)
Net (income) loss attributable to redeemable noncontrolling interests (2)	$(150,700)	$(415,200)	$(688,411)	$(548,287)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Operating (income) loss attributable to redeemable noncontrolling interests (3)	$(292,653)	$(405,265)	$(920,187)	$(466,427)
Non-operating (income) loss attributable to redeemable noncontrolling interests	141,953	(9,935)	231,776	(81,860)
Net (income) loss attributable to redeemable noncontrolling interests (2)	$(150,700)	$(415,200)	$(688,411)	$(548,287)
(1)Represents the portion of DaVinci’s earnings owned by third-party investors, net of consolidation adjustments of $10.5 million and $30.0 million for the three and nine months ended September 30, 2026 (2025 - $Nil and $Nil).
(2)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures and Funds allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures and Funds allocated to third-party investors.
(3)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Funds
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheets is set forth below:

	September 30, 2026	December 31, 2025
Redeemable noncontrolling interest - DaVinci (1)	$3,572,046	$3,701,637
Redeemable noncontrolling interest - Vermeer	1,940,347	1,922,431
Redeemable noncontrolling interest - Medici	1,512,633	1,398,166
Redeemable noncontrolling interest - Fontana	408,734	579,858
Redeemable noncontrolling interests	$7,433,760	$7,602,092
(1)Represents the portion of DaVinci’s total shareholders’ equity owned by third-party investors of $3.5 billion (December 31, 2025 - $3.7 billion), plus consolidation adjustments of $114.8 million (December 31, 2025 - $Nil), of which $84.8 million reflects the cumulative effect at January 1, 2026.

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures and Funds is set forth below:

	September 30, 2026	December 31, 2025
DaVinci	73.7%	75.7%
Vermeer	100.0%	100.0%
Medici	88.4%	88.7%
Fontana	61.6%	71.3%

20

Managed Joint Ventures and Funds
DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations and Balance Sheet Data

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues
Gross premiums written	$98,321	$113,965	$1,295,366	$1,575,472
Net premiums written	$94,804	$107,917	$1,162,479	$1,437,896
Decrease (increase) in unearned premiums	193,960	195,854	(270,534)	(365,928)
Net premiums earned	288,764	303,771	891,945	1,071,968
Net investment income	69,335	69,115	201,286	200,682
Net foreign exchange gains (losses)	342	(471)	(2,039)	(3,402)
Net realized and unrealized gains (losses) on investments	(144,225)	11,109	(230,719)	61,320
Total revenues	214,216	383,524	860,473	1,330,568
Expenses
Net claims and claim expenses incurred	15,976	(79,061)	(47,535)	589,219
Acquisition expenses	73,881	98,092	247,334	167,894
Operational expenses	30,874	35,622	92,217	93,873
Corporate expenses	119	102	339	345
Interest expense	4,544	4,546	13,532	12,929
Total expenses	125,394	59,301	305,887	864,260
Income (loss) before taxes	88,822	324,223	554,586	466,308
Income tax benefit (expense)	(602)	(2,695)	(1,950)	(4,775)
Net income (loss) available (attributable) to DaVinci common shareholders	$88,220	$321,528	$552,636	$461,533

Net claims and claim expense ratio - current accident year	39.2%	11.6%	21.1%	76.8%
Net claims and claim expense ratio - prior accident years	(33.7)%	(37.6)%	(26.4)%	(21.8)%
Net claims and claim expense ratio - calendar year	5.5%	(26.0)%	(5.3)%	55.0%
Underwriting expense ratio	36.3%	44.0%	38.0%	24.4%
Combined ratio	41.8%	18.0%	32.7%	79.4%

Balance Sheet Data:	September 30, 2026	December 31, 2025
Total investments	$6,015,819	$6,246,947
Total assets	7,195,706	7,225,478
Reserve for claims and claim expenses	1,200,861	1,485,378
Debt	297,216	296,972
Total shareholders’ equity	4,691,005	4,888,369

21

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Three months ended		Three months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net investment income
Fixed maturity investments trading	$307,844	$287,139	$243,071	$223,283
Short term investments	30,851	51,855	10,302	26,834
Equity investments
Fixed income exchange traded funds	27,031	15,876	24,015	15,876
Common stock (3)	681	610	678	610
Other investments
Catastrophe bonds	44,403	50,503	7,457	4,898
Fund and direct private equity investments (3)	29,729	27,036	28,597	27,036
Cash and cash equivalents	8,407	12,045	7,809	11,172
	448,946	445,064	321,929	309,709
Investment expenses	(8,093)	(6,710)	(6,591)	(5,092)
Net investment income	$440,853	$438,354	$315,338	$304,617

Equity in earnings (losses) of other ventures (4)	$28,539	$12,551	$28,539	$12,551

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$(899,618)	$45,579	$(759,121)	$31,518
Equity-related investments (7)	(62,158)	85,104	(56,131)	85,047
Commodity-related investments (8)	335	143,568	335	143,568
Other investments
Catastrophe bonds	34,971	44,592	5,465	4,380
Fund and direct private equity investments (3)	46,627	(6,953)	46,577	(6,953)
Net realized and unrealized gains (losses) on investments	$(879,843)	$311,890	$(762,875)	$257,560
Total investment result (4)	$(410,451)	$762,795	$(418,998)	$574,728

Average invested assets	$36,202,069	$35,150,285	$26,571,312	$25,361,304

Net investment income return - annualized	5.0%	5.2%	4.8%	4.9%
Total investment return - annualized (4)	(4.4)%	9.0%	(6.2)%	9.4%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(5)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Includes commodity-related derivatives, which includes commodity futures and commodity options.

22

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Nine months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net investment income
Fixed maturity investments trading	$899,560	$854,035	$711,107	$669,848
Short term investments	98,114	141,299	36,124	69,419
Equity investments
Fixed income exchange traded funds	74,842	23,588	68,904	23,588
Common stock (3)	2,034	1,951	2,031	1,947
Other investments
Catastrophe bonds	124,430	153,205	18,950	20,783
Fund and direct private equity investments (3)	88,273	67,451	87,352	67,451
Cash and cash equivalents	28,990	35,488	27,078	32,487
	1,316,243	1,277,017	951,546	885,523
Investment expenses	(22,399)	(20,202)	(17,722)	(15,728)
Net investment income	$1,293,844	$1,256,815	$933,824	$869,795

Equity in earnings (losses) of other ventures (4)	$66,853	$50,712	$66,853	$50,712

Net realized and unrealized gains (losses) on investments (5)
Fixed maturity-related investments (6)	$(1,282,907)	$507,966	$(1,060,276)	$436,769
Equity-related investments (7)	7,708	146,633	15,355	146,477
Commodity-related investments (8)	(13,486)	294,412	(13,486)	294,413
Other investments
Catastrophe bonds	22,017	(9,837)	5,826	(4,141)
Fund and direct private equity investments (3)	86,540	55,376	86,483	55,376
Net realized and unrealized gains (losses) on investments	$(1,180,128)	$994,550	$(966,098)	$928,894
Total investment result (4)	$180,569	$2,302,077	$34,579	$1,849,401

Average invested assets	$35,912,221	$34,133,294	$26,242,916	$24,578,740

Net investment income return - annualized	4.9%	5.0%	4.8%	4.7%
Total investment return - annualized (4)	0.7%	9.2%	0.2%	10.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(4)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(5)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(6)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(7)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(8)Includes commodity-related derivatives, which includes commodity futures and commodity options.

23

Investments
Investments Composition

	September 30, 2026				December 31, 2025
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
Corporate	$9,807,924	$(331,485)	$8,016,590	$(282,618)	$8,528,828	$75,453	$6,654,252	$49,673
U.S. Treasuries	9,037,223	(216,430)	6,534,665	(177,051)	10,641,503	134,072	7,651,734	101,770
Other (3)	6,358,100	(246,717)	5,209,047	(194,784)	5,713,992	16,447	4,787,279	18,137
Total fixed maturity investments trading, at fair value	25,203,247	(794,632)	19,760,302	(654,453)	24,884,323	225,972	19,093,265	169,580
Short term investments, at fair value	4,009,923	(257)	1,460,368	(166)	4,759,811	(216)	1,831,823	(10)
Equity investments, at fair value
Fixed income exchange traded funds	1,547,207	(76,883)	1,383,245	(69,614)	1,582,811	26,827	1,582,811	26,827
Common stock and equity exchange traded funds	220,022	58,633	219,788	58,823	150,179	95,243	146,514	95,056
Total equity investments, at fair value	1,767,229	(18,250)	1,603,033	(10,791)	1,732,990	122,070	1,729,325	121,883
Other investments, at fair value
Catastrophe bonds	1,625,250	37,565	185,465	4,287	1,613,710	25,617	231,893	1,445
Fund investments	3,267,118	531,727	3,239,804	531,106	2,775,499	381,941	2,762,301	382,200
Direct private equity investments	155,594	41,699	155,594	41,699	185,005	71,612	185,005	71,612
Total other investments, at fair value	5,047,962	610,991	3,580,863	577,092	4,574,214	479,170	3,179,199	455,257
Investments in other ventures, under equity method	162,677	—	162,677	—	121,871	—	121,871	—
Total investments	$36,191,038	$(202,148)	$26,567,243	$(88,318)	$36,073,209	$826,996	$25,955,483	$746,710

	September 30, 2026		December 31, 2025
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (4)	5.8%	6.0%	4.8%	4.8%
Average duration of investments, in years (4)	3.5	4.2	2.6	3.0
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)		$(16.02)		$3.86
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(4)Excludes equity exchange traded funds, common stock, direct private equity investments, private equity funds, multi-strategy funds, equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
September 30, 2026	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
Corporate	$9,807,924	$80,035	$409,442	$4,272,800	$4,200,563	$839,786	$5,298	$—
U.S. Treasuries	9,037,223	—	9,037,223	—	—	—	—	—
Residential mortgage-backed	3,449,802	146,400	3,180,232	349	2,810	56,084	63,927	—
Asset-backed	1,357,970	836,487	167,308	233,148	117,333	—	3,694	—
Agencies	641,239	—	641,239	—	—	—	—	—
Non-U.S. government	580,896	327,206	151,219	88,232	12,846	1,393	—	—
Commercial mortgage-backed	328,193	272,829	52,555	1,230	—	—	1,579	—
Total fixed maturity investments trading, at fair value	25,203,247	1,662,957	13,639,218	4,595,759	4,333,552	897,263	74,498	—

Short term investments, at fair value	4,009,923	3,717,851	275,328	14,549	472	1,720	3	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,547,207	—	—	216,419	—	1,330,788	—	—
Common stock	129,409	—	—	—	—	—	—	129,409
Equity exchange traded funds	90,613	—	—	—	—	—	—	90,613
Total equity investments, at fair value	1,767,229	—	—	216,419	—	1,330,788	—	220,022

Other investments, at fair value
Catastrophe bonds	1,625,250	—	—	—	—	1,625,250	—	—
Fund investments
Private credit funds	1,597,821	—	—	—	—	—	—	1,597,821
Private equity funds	788,907	—	—	—	—	—	—	788,907
Multi-strategy funds (4)	633,225	—	—	—	—	—	—	633,225
Insurance-linked securities funds	167,984	—	—	—	—	—	—	167,984
Equity funds	79,181	—	—	—	—	—	—	79,181
Direct private equity investments	155,594	—	—	—	—	—	—	155,594
Total other investments, at fair value	5,047,962	—	—	—	—	1,625,250	—	3,422,712

Investments in other ventures, under equity method	162,677	—	—	—	—	—	—	162,677

Total investments	$36,191,038	$5,380,808	$13,914,546	$4,826,727	$4,334,024	$3,855,021	$74,501	$3,805,411
	100.0%	14.9%	38.4%	13.3%	12.0%	10.7%	0.2%	10.5%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
September 30, 2026	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
Corporate	$8,016,590	$62,091	$342,668	$3,566,738	$3,429,850	$610,350	$4,893	$—
U.S. Treasuries	6,534,665	—	6,534,665	—	—	—	—	—
Residential mortgage-backed	2,719,428	125,814	2,470,444	349	2,810	56,084	63,927	—
Asset-backed	1,229,605	777,163	163,712	181,642	104,427	—	2,661	—
Agencies	485,650	—	485,650	—	—	—	—	—
Non-U.S. government	501,703	287,772	125,102	74,590	12,846	1,393	—	—
Commercial mortgage-backed	272,661	240,350	30,409	323	—	—	1,579	—
Total fixed maturity investments trading, at fair value	19,760,302	1,493,190	10,152,650	3,823,642	3,549,933	667,827	73,060	—

Short term investments, at fair value	1,460,368	1,183,842	260,322	14,542	124	1,535	3	—

Equity investments, at fair value
Fixed income exchange traded funds (3)	1,383,245	—	—	216,419	—	1,166,826	—	—
Common stock	129,175	—	—	—	—	—	—	129,175
Equity exchange traded funds	90,613	—	—	—	—	—	—	90,613
Total equity investments, at fair value	1,603,033	—	—	216,419	—	1,166,826	—	219,788

Other investments, at fair value
Catastrophe bonds	185,465	—	—	—	—	185,465	—	—
Fund investments
Private credit funds	1,570,507	—	—	—	—	—	—	1,570,507
Private equity funds	788,907	—	—	—	—	—	—	788,907
Multi-strategy funds (4)	633,225	—	—	—	—	—	—	633,225
Insurance-linked securities funds	167,984	—	—	—	—	—	—	167,984
Equity funds	79,181	—	—	—	—	—	—	79,181
Direct private equity investments	155,594	—	—	—	—	—	—	155,594
Total other investments, at fair value	3,580,863	—	—	—	—	185,465	—	3,395,398

Investments in other ventures, under equity method	162,677	—	—	—	—	—	—	162,677

Total investments	$26,567,243	$2,677,032	$10,412,972	$4,054,603	$3,550,057	$2,021,653	$73,063	$3,777,863
	100.0%	10.0%	39.2%	15.3%	13.4%	7.6%	0.3%	14.2%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

26

Other Items
Earnings per Share

	Three months ended		Nine months ended
(common shares in thousands)	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(161,384)	$907,667	$777,385	$1,895,321
Amount allocated to participating common shareholders (1)	(629)	(15,019)	(13,413)	(29,905)
Net income (loss) allocated to RenaissanceRe common shareholders	$(162,013)	$892,648	$763,972	$1,865,416
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	40,284	45,845	41,366	47,106
Per common share equivalents of non-vested shares (2)	—	160	181	162
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	40,284	46,005	41,547	47,268
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(4.02)	$19.47	$18.47	$39.60
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(4.02)	$19.40	$18.39	$39.46
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted. For the three months ended September 30, 2026, per common share equivalents of non-vested shares of 182 thousand could potentially be dilutive in future periods if the Company reports net income allocated to RenaissanceRe common shareholders.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax and the Bermuda deferred tax benefit resulting from Bermuda law changes enacted in 2025, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability. Additionally, management believes that these measures provide a view of the Company’s underlying business that allows for better comparisons of the Company’s performance over time by focusing on the Company’s core business operations.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

29

Comments on Non-GAAP Financial Measures

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(161,384)	$907,667	$777,385	$1,895,321
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	914,814	(267,298)	1,202,145	(1,004,387)
Net foreign exchange losses (gains)	(831)	(877)	15,533	(2,209)
Expenses (revenues) associated with acquisitions, dispositions and impairments	3	1,952	6	5,384
Acquisition related purchase accounting adjustments (1)	22,707	43,083	68,120	146,966
Bermuda net deferred tax asset (2)	—	—	—	—
Income tax expense (benefit) (3)	(120,797)	39,255	(180,556)	135,611
Net income (loss) attributable to redeemable noncontrolling interests (4)	(141,953)	9,935	(231,776)	81,860
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$512,559	$733,717	$1,650,857	$1,258,546

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(4.02)	$19.40	$18.39	$39.46
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	22.71	(5.81)	28.93	(21.25)
Net foreign exchange losses (gains)	(0.02)	(0.02)	0.37	(0.05)
Expenses (revenues) associated with acquisitions, dispositions and impairments	—	0.04	—	0.12
Acquisition related purchase accounting adjustments (1)	0.56	0.94	1.64	3.11
Bermuda net deferred tax asset (2)	—	—	—	—
Income tax expense (benefit) (3)	(3.00)	0.85	(4.34)	2.87
Net income (loss) attributable to redeemable noncontrolling interests (4)	(3.52)	0.22	(5.58)	1.73
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.71	$15.62	$39.41	$25.99

Return on average common equity - annualized	(6.0)%	34.9%	9.6%	25.1%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	33.8%	(10.3)%	14.8%	(13.3)%
Net foreign exchange losses (gains)	—%	—%	0.2%	—%
Expenses (revenues) associated with acquisitions, dispositions and impairments	—%	—%	—%	0.1%
Acquisition related purchase accounting adjustments (1)	0.8%	1.7%	0.8%	1.9%
Bermuda net deferred tax asset (2)	—%	—%	—%	—%
Income tax expense (benefit) (3)	(4.5)%	1.5%	(2.2)%	1.8%
Net income (loss) attributable to redeemable noncontrolling interests (4)	(5.2)%	0.4%	(2.9)%	1.1%
Operating return on average common equity - annualized	18.9%	28.2%	20.3%	16.7%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three and nine months ended September 30, 2026 for the acquisitions of Validus of $21.0 million and $62.9 million (2025 - $40.7 million and $139.4 million); and TMR and Platinum of $1.8 million and $5.3 million (2025 - $2.4 million and $7.6 million).
(2)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date and the deferred tax benefit related to Bermuda law changes enacted in 2025.
(3)Represents the income tax expense or benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory income tax rates of applicable jurisdictions, adjusted for relevant factors and other applicable income taxes.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments to provide for better comparability and a more accurate measure of the Company’s underlying operations. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	September 30, 2026	December 31, 2025
Book value per common share	$259.61	$247.00
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.38)	(14.40)
Other goodwill and intangible assets (2)	(0.21)	(0.21)
Acquisition related purchase accounting adjustments (3)	(2.51)	(2.29)
Tangible book value per common share	242.51	230.10
Adjustment for accumulated dividends	30.91	29.68
Tangible book value per common share plus accumulated dividends	$273.42	$259.78

Year to date change in book value per common share	5.1%	26.2%
Year to date change in book value per common share plus change in accumulated dividends	5.6%	27.0%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.9%	30.8%
(1)Represents the acquired goodwill and other intangible assets at September 30, 2026 of $587.1 million (December 31, 2025 - $633.1 million) for the acquisitions of Validus, TMR and Platinum of $362.8 million, $24.2 million and $200.1 million, respectively (December 31, 2025 - $408.0 million, $25.0 million and $200.1 million, respectively).
(2)At September 30, 2026, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2025 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the fair value adjustments to reserves at September 30, 2026 for the acquisitions of Validus, TMR and Platinum of $63.6 million, $39.2 million and $(0.5) million, respectively (December 31, 2025 - $57.7 million, $43.6 million and $(0.5) million, respectively).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the Company, its reportable segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended September 30, 2026
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	10.1%	64.6%	32.4%	110.6%	79.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.5)%	(0.7)%	(1.1)%	(1.1)%	(1.1)%
Adjusted combined ratio	8.6%	63.9%	31.3%	109.5%	78.6%

	Three months ended June 30, 2026
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	10.2%	52.2%	27.1%	103.3%	72.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.4)%	(0.7)%	(1.1)%	(1.0)%	(1.1)%
Adjusted combined ratio	8.8%	51.5%	26.0%	102.3%	71.7%

	Three months ended March 31, 2026
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	20.4%	56.8%	34.1%	100.4%	73.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.2)%	(0.7)%	(1.1)%	(1.0)%	(1.0)%
Adjusted combined ratio	19.2%	56.1%	33.0%	99.4%	72.0%

	Three months ended December 31, 2025
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	(9.3)%	70.6%	21.8%	103.5%	71.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(0.9)%	(1.4)%	(1.2)%	(1.4)%
Adjusted combined ratio	(11.0)%	69.7%	20.4%	102.3%	70.0%

	Three months ended September 30, 2025
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	(6.0)%	45.0%	15.5%	101.4%	68.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(0.8)%	(1.3)%	(2.1)%	(1.8)%
Adjusted combined ratio	(7.6)%	44.2%	14.2%	99.3%	66.6%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Nine months ended September 30, 2026
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	13.8%	57.8%	31.2%	104.7%	75.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.3)%	(0.7)%	(1.1)%	(1.0)%	(1.0)%
Adjusted combined ratio	12.5%	57.1%	30.1%	103.7%	74.1%

	Nine months ended September 30, 2025
	Catastrophe	Other Property	Total Property	Casualty and Specialty	Total Underwriting Portfolio
Combined ratio	81.8%	57.7%	73.3%	104.7%	92.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(1.1)%	(1.5)%	(2.2)%	(2.0)%
Adjusted combined ratio	80.1%	56.6%	71.8%	102.5%	90.1%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended September 30, 2026			Three months ended September 30, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$307,844	$(64,773)	$243,071	$287,139	$(63,856)	$223,283
Short term investments	30,851	(20,549)	10,302	51,855	(25,021)	26,834
Equity investments
Fixed income exchange traded funds	27,031	(3,016)	24,015	15,876	—	15,876
Common stock (4)	681	(3)	678	610	—	610
Other investments
Catastrophe bonds	44,403	(36,946)	7,457	50,503	(45,605)	4,898
Fund and direct private equity investments (4)	29,729	(1,132)	28,597	27,036	—	27,036
Cash and cash equivalents	8,407	(598)	7,809	12,045	(873)	11,172
	448,946	(127,017)	321,929	445,064	(135,355)	309,709
Investment expenses	(8,093)	1,502	(6,591)	(6,710)	1,618	(5,092)
Net investment income	$440,853	$(125,515)	$315,338	$438,354	$(133,737)	$304,617

Equity in earnings (losses) of other ventures (5)	$28,539	$—	$28,539	$12,551	$—	$12,551

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$(899,618)	$140,497	$(759,121)	$45,579	$(14,061)	$31,518
Equity-related investments (8)	(62,158)	6,027	(56,131)	85,104	(57)	85,047
Commodity-related investments (9)	335	—	335	143,568	—	143,568
Other investments
Catastrophe bonds	34,971	(29,506)	5,465	44,592	(40,212)	4,380
Fund and direct private equity investments (4)	46,627	(50)	46,577	(6,953)	—	(6,953)
Net realized and unrealized gains (losses) on investments	$(879,843)	$116,968	$(762,875)	$311,890	$(54,330)	$257,560
Total investment result (5)	$(410,451)	$(8,547)	$(418,998)	$762,795	$(188,067)	$574,728

Average invested assets	$36,202,069	$(9,630,757)	$26,571,312	$35,150,285	$(9,788,981)	$25,361,304

Net investment income return - annualized	5.0%	(0.2)%	4.8%	5.2%	(0.3)%	4.9%
Total investment return - annualized (5)	(4.4)%	(1.8)%	(6.2)%	9.0%	0.4%	9.4%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(6)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Includes commodity-related derivatives, which includes commodity futures and commodity options.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Nine months ended September 30, 2026			Nine months ended September 30, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Net investment income
Fixed maturity investments trading	$899,560	$(188,453)	$711,107	$854,035	$(184,187)	$669,848
Short term investments	98,114	(61,990)	36,124	141,299	(71,880)	69,419
Equity investments
Fixed income exchange traded funds	74,842	(5,938)	68,904	23,588	—	23,588
Common stock (4)	2,034	(3)	2,031	1,951	(4)	1,947
Other investments
Catastrophe bonds	124,430	(105,480)	18,950	153,205	(132,422)	20,783
Fund and direct private equity investments (4)	88,273	(921)	87,352	67,451	—	67,451
Cash and cash equivalents	28,990	(1,912)	27,078	35,488	(3,001)	32,487
	1,316,243	(364,697)	951,546	1,277,017	(391,494)	885,523
Investment expenses	(22,399)	4,677	(17,722)	(20,202)	4,474	(15,728)
Net investment income	$1,293,844	$(360,020)	$933,824	$1,256,815	$(387,020)	$869,795

Equity in earnings (losses) of other ventures (5)	$66,853	$—	$66,853	$50,712	$—	$50,712

Net realized and unrealized gains (losses) on investments (6)
Fixed maturity-related investments (7)	$(1,282,907)	$222,631	$(1,060,276)	$507,966	$(71,197)	$436,769
Equity-related investments (8)	7,708	7,647	15,355	146,633	(156)	146,477
Commodity-related investments (9)	(13,486)	—	(13,486)	294,412	1	294,413
Other investments
Catastrophe bonds	22,017	(16,191)	5,826	(9,837)	5,696	(4,141)
Fund and direct private equity investments (4)	86,540	(57)	86,483	55,376	—	55,376
Net realized and unrealized gains (losses) on investments	$(1,180,128)	$214,030	$(966,098)	$994,550	$(65,656)	$928,894

Total investment result (5)	$180,569	$(145,990)	$34,579	$2,302,077	$(452,676)	$1,849,401

Average invested assets	$35,912,221	$(9,669,305)	$26,242,916	$34,133,294	$(9,554,554)	$24,578,740

Net investment income return - annualized	4.9%	(0.1)%	4.8%	5.0%	(0.3)%	4.7%
Total investment return - annualized (5)	0.7%	(0.5)%	0.2%	9.2%	1.0%	10.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income, equity in earnings (losses) of other ventures and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the fourth quarter of 2025, the Company revised the description of its “other equity investments” to “common stock” and its “other investments - other” to “other investments - fund and direct private equity investments.”
(5)In the fourth quarter of 2025, the Company revised its presentation of “total investment result” and “total investment return - annualized” to include equity in earnings (losses) of other ventures. Comparative information for the prior periods presented has been updated to conform to the current presentation.
(6)In the fourth quarter of 2025, the Company revised its presentation of “net realized and unrealized gains (losses) on investments” to show amounts based on net investment exposure, which takes into account related derivative impacts. Comparative information for the prior periods has been updated to conform to the current presentation.
(7)Includes fixed maturity investments and investment-related derivatives, which includes interest rate futures, credit default swaps and interest rate swaps.
(8)Includes equity investments and investment-related derivatives, which includes equity futures and warrants.
(9)Includes commodity-related derivatives, which includes commodity futures and commodity options.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	September 30, 2026			December 31, 2025
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
Corporate	$9,807,924	$(1,791,334)	$8,016,590	$8,528,828	$(1,874,576)	$6,654,252
U.S. Treasuries	9,037,223	(2,502,558)	6,534,665	10,641,503	(2,989,769)	7,651,734
Residential mortgage-backed	3,449,802	(730,374)	2,719,428	2,606,882	(491,472)	2,115,410
Asset-backed	1,357,970	(128,365)	1,229,605	1,606,790	(130,875)	1,475,915
Agencies	641,239	(155,589)	485,650	486,817	(107,519)	379,298
Non-U.S. government	580,896	(79,193)	501,703	691,912	(142,679)	549,233
Commercial mortgage-backed	328,193	(55,532)	272,661	321,591	(54,168)	267,423
Total fixed maturity investments trading, at fair value	25,203,247	(5,442,945)	19,760,302	24,884,323	(5,791,058)	19,093,265

Short term investments, at fair value	4,009,923	(2,549,555)	1,460,368	4,759,811	(2,927,988)	1,831,823

Equity investments, at fair value
Fixed income exchange traded funds	1,547,207	(163,962)	1,383,245	1,582,811	—	1,582,811
Common stock	129,409	(234)	129,175	150,179	(3,665)	146,514
Equity exchange traded funds	90,613	—	90,613	—	—	—
Total equity investments, at fair value	1,767,229	(164,196)	1,603,033	1,732,990	(3,665)	1,729,325

Other investments, at fair value
Catastrophe bonds	1,625,250	(1,439,785)	185,465	1,613,710	(1,381,817)	231,893
Fund investments
Private credit funds	1,597,821	(27,314)	1,570,507	1,445,158	(13,198)	1,431,960
Private equity funds	788,907	—	788,907	701,837	—	701,837
Multi-strategy funds (4)	633,225	—	633,225	473,990	—	473,990
Insurance-linked securities funds	167,984	—	167,984	154,514	—	154,514
Equity funds	79,181	—	79,181	—	—	—
Direct private equity investments	155,594	—	155,594	185,005	—	185,005
Total other investments, at fair value	5,047,962	(1,467,099)	3,580,863	4,574,214	(1,395,015)	3,179,199

Investments in other ventures, under equity method	162,677	—	162,677	121,871	—	121,871

Total investments	$36,191,038	$(9,623,795)	$26,567,243	$36,073,209	$(10,117,726)	$25,955,483
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)In the first quarter of 2026, the Company revised the classification of its “fund investments - hedge funds” to be included within “fund investments - multi-strategy funds.”

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders and provides for a better understanding of the investment risk profile and returns that ultimately affect the Company and influence returns. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	September 30, 2026			December 31, 2025
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
Corporate	$(331,485)	$48,867	$(282,618)	$75,453	$(25,780)	$49,673
U.S. Treasuries	(216,430)	39,379	(177,051)	134,072	(32,302)	101,770
Other (4)	(246,717)	51,933	(194,784)	16,447	1,690	18,137
Total fixed maturity investments trading, at fair value	(794,632)	140,179	(654,453)	225,972	(56,392)	169,580
Short term investments, at fair value	(257)	91	(166)	(216)	206	(10)
Equity investments, at fair value
Fixed income exchange traded funds	(76,883)	7,269	(69,614)	26,827	—	26,827
Common stock and equity exchange traded funds	58,633	190	58,823	95,243	(187)	95,056
Total equity investments, at fair value	(18,250)	7,459	(10,791)	122,070	(187)	121,883
Other investments, at fair value
Catastrophe bonds	37,565	(33,278)	4,287	25,617	(24,172)	1,445
Fund investments	531,727	(621)	531,106	381,941	259	382,200
Direct private equity investments	41,699	—	41,699	71,612	—	71,612
Total other investments, at fair value	610,991	(33,899)	577,092	479,170	(23,913)	455,257
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$(202,148)	$113,830	$(88,318)	$826,996	$(80,286)	$746,710
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)			$(16.02)			$3.86
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $(654.5) million at September 30, 2026 (December 31, 2025 - $169.6 million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in various joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (Income) Loss Attributable to Redeemable Noncontrolling Interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and Funds and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(150,700)	$(415,200)	$(688,411)	$(548,287)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	145,445	(13,353)	228,845	(68,774)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(3,492)	3,418	2,931	(13,086)
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	141,953	(9,935)	231,776	(81,860)
Operating (income) loss attributable to redeemable noncontrolling interests	$(292,653)	$(405,265)	$(920,187)	$(466,427)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures and Funds allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures and Funds allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

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